Exhibit 99.1

For more information, contact:
John Hall: (253) 926-4007
jhall@rainierpac.com
**For Immediate Release**	or
Vic Toy: (253) 926-4038
vtoy@rainierpac.com

Rainier Pacific Financial Group, Inc.
Agrees to Regulatory Order Implementing a Corrective Action Plan

Tacoma, Washington – October 1, 2009 – Rainier Pacific Financial Group, Inc. (the “Company”) (NASDAQ GM: RPFG) announced today that Rainier Pacific Savings Bank (“Rainier Pacific Bank”), its sole operating subsidiary, has signed an agreement with the Federal Deposit Insurance Corporation (“FDIC”) and the Washington Department of Financial Institutions (“DFI”) to consent to the issuance of a cease and desist order. Although Rainier Pacific Bank has agreed to the order, it has not admitted or denied any of the allegations contained in the order.  The order is a formal action by the FDIC and DFI requiring the Bank to take corrective measures in a number of areas, and no fines or penalties were imposed as a result of the order.  The Bank will continue to serve its customers in all areas including making loans, establishing lines of credit, accepting deposits and processing banking transactions.  All customer deposits remain fully insured to the highest limits set by the FDIC.

The FDIC order directs Rainier Pacific Bank to take certain measures in a number of areas including having and retaining qualified management, increasing Board participation in the affairs of the Bank, increasing the Bank’s capital, maintaining its allowance for loan and lease losses at a level proportionate with the risk in its loan portfolio, reducing its classified assets, discontinuing the extension of loans to borrowers that have had loans with the Bank that were classified or charged-off, implementing accurate and realistic models for determining impairment charges and the valuation of its trust preferred collateralized debt obligations (“CDO”) portfolio, developing a three-year strategic business plan, formulating and implementing a profit plan, eliminating and/or correcting all violations of law and contraventions of policy, implementing a liquidity and funds management oversight policy, reduction of brokered deposits, and restricting the payment of dividends by the Bank. The Bank is implementing a comprehensive plan to achieve full compliance with the order.

The order is a result of a regulatory examination conducted by the FDIC in February 2009.

“We are working diligently to fully comply with the order as quickly as possible,” said John A. Hall, Rainier Pacific’s President and Chief Executive Officer, “and are devoting resources to addressing all of the items noted in the order.  The most critical issues for us relate to increasing the Bank’s capital position, and addressing the impairment and valuation of the Bank’s investment in trust preferred CDO securities.  These securities, which are collateralized by the debt obligations of over 500 banks nationwide, are structured investment products that involve a complex evaluation process and that have experienced severe declines in credit quality during the past year’s national financial crisis and recessionary economy.  The impairment associated with these securities and the capital levels required to hold them are the primary reasons we need to raise capital for the Bank.”

The Company’s board of directors also has adopted a board resolution at the request of the Federal Reserve Bank of San Francisco focused upon returning the Company to a satisfactory condition, in particular an improved capital position.

In addition to the FDIC order, the Bank is operating under a Supervisory Prompt Corrective Action Directive from the FDIC, which categorized the Bank as being an "undercapitalized" depository institution.  In connection with the Directive, the Bank has submitted a capital restoration plan to the FDIC to recapitalize the Bank.

Rainier Pacific Financial Group, Inc. is the bank holding company for Rainier Pacific Bank, a Tacoma, Washington-based state-chartered savings bank operating 14 full-service locations in the Tacoma-Pierce County and City of Federal Way market areas.

For additional information, visit Rainier Pacific’s website at www.rainierpac.com.

Forward-looking statements:

Certain matters discussed in this press release may contain certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements may be identified by the use of words such as “believe,” “expect,” “anticipate,” “should,” “planned,” “estimated,” and “potential.”  These forward-looking statements relate to, among other things, expectations of the business environment in which the Company operates, projections of future performance, perceived opportunities in the market, potential future credit experience, and statements regarding the Company’s strategies.  These forward-looking statements are based upon current management expectations and may, therefore, involve risks and uncertainties. The Company’s actual results, performance, or achievements may differ materially from those suggested, expressed, or implied by forward-looking statements as a result of a wide variety or range of factors including, but not limited to, the credit risks of lending activities, including changes in the level and trend of loan delinquencies and write-offs that may be impacted by deterioration in the housing and commercial real estate markets and may lead to increased losses and non-performing assets in the Company’s loan portfolio, result in the Company’s allowance for loan losses not being adequate to cover actual losses, and require the Company to materially increase its reserves; changes in general economic conditions, either nationally or in the Company’s market areas; changes in the levels of general interest rates, and the relative differences between short and long term interest rates, deposit interest rates,  net interest margin, and funding sources; deposit flows; fluctuations in the demand for loans, the number of unsold homes and other properties, and fluctuations in real estate values in the Company’s market areas; adverse changes in the securities markets, including changes in the ability of the issuers of trust preferred CDO securities the Company owns to repay their obligations; changes as a result of examinations of the Company by the Federal Reserve Board and its bank subsidiary by the Federal Deposit Insurance Corporation, the Washington State Department of Financial Institutions, Division of Banks, or other regulatory authorities, or as a result of agreements with these regulators, including the possibility that any such regulatory authority may, among other things, require the Company to increase its reserve for loan losses, write-down assets, change its regulatory capital position, or affect its ability to borrow funds or maintain or increase deposits, which could adversely affect the Company’s liquidity and earnings; the Company’s ability to control operating costs and expenses; the use of estimates in determining fair value of certain of the Company’s assets, which estimates may prove to be incorrect and result in significant declines in valuation; difficulties in reducing risk associated with the loans on the Company’s balance sheet; staffing fluctuations in response to product demand or the implementation of corporate strategies that affect the Company’s work force and potential associated charges; computer systems on which the Company  depends could fail or experience a security breach, or the implementation of new technologies may not be successful; the Company’s ability to retain key members of its senior management team; costs and effects of litigation, including settlements and judgments; the Company’s ability to manage loan delinquency rates; increased competitive pressures among financial services companies; changes in consumer spending, borrowing, and savings habits; legislative or regulatory changes that adversely affect the Company’s business including changes in regulatory policies and principles, including the interpretation of regulatory capital or other rules; the availability of resources to address changes in laws, rules, or regulations or to respond to regulatory actions; inability of key third-party providers to perform their obligations to the Company; changes in accounting policies and practices, as may be adopted by the financial institution regulatory agencies or the Financial Accounting Standards Board, including additional guidance and interpretation on accounting issues and details of the implementation of new accounting methods; economic impact of war or any terrorist activities; other economic, competitive, governmental, regulatory, and technological factors affecting the Company’s operations; pricing, products, and services; time to lease excess space in Company-owned buildings; and other risks detailed in the Company’s reports filed with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2008 and Quarterly Report on Form 10-Q for the quarter ended June 30, 2009.  Any of the forward-looking statements that the Company makes in this press release and in the other public statements  may turn out to be wrong because of inaccurate assumptions the Company  might make,  the factors illustrated above, or  other factors that the Company cannot foresee.  Because of these and other uncertainties, the Company’s actual future results may be materially different from those expressed in any forward-looking statements made by or on the Company’s behalf.  Therefore, these factors should be considered in evaluating forward-looking statements, and undue reliance should not be placed on such statements.  The Company undertakes no responsibility to update or revise any forward-looking statement.